Exhibit 10.1
FIFTH AMENDMENT
TO CREDIT AGREEMENT
     This FIFTH AMENDMENT TO CREDIT AGREEMENT is entered into as of January 5, 2006 (this “Amendment”) by and between BROCADE COMMUNICATIONS SYSTEMS, INC. (“Borrower”), and COMERICA BANK (“Bank”).
RECITALS
     A. Borrower and Bank have previously entered into that certain Credit Agreement dated as of January 5, 2000, as amended by the First Amendment to Credit Agreement dated as of March 21, 2000, as amended by the Second Amendment to Credit Agreement dated as of September 20, 2000, as amended by the Third Amendment to Credit Agreement dated as of January 22, 2001, as amended by the Fourth Amendment to Credit Agreement dated as of July 27, 2005, as amended by the letter agreement dated as of September 13, 2005 (the “Credit Agreement”).
     B. Borrower and Bank desire to amend the Credit Agreement on the terms and conditions set forth herein.
     NOW, THEREFORE, Borrower and Bank hereby amend and supplement the Credit Agreement as follows:
     1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Credit Agreement unless specifically defined herein.
     2. AMENDMENTS.
     2.1 The following definition in Section 1.2 of the Credit Agreement is hereby amended and restated to read as follows, effective as of October 29, 2005:
     “Current Liabilities” means all liabilities of Borrower which should, in accordance with GAAP, be classified as current liabilities, including the dollar amount of any issued and outstanding letter of credit and the current portion of long-term indebtedness required to be paid within one year, but excluding warranty reserve, deferred revenue, and the dollar amount of any convertible subordinated debt that is secured by cash or U.S. securities.
     2.2 Section 12.11 of the Credit Agreement is hereby amended and restated to read as follows:
     “12.11 JURY TRIAL WAIVER.
THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL

OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES.”
2.3 The first sentence of Section 13 of the Credit Agreement is hereby amended and restated to read as follows:
“If and only if the jury trial waiver set forth in Section 12.11 of this Agreement is invalidated for any reason by a court of law, statute or otherwise, the reference provisions set forth below shall be substituted in place of the jury trial waiver.”
     3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Bank that all of Borrower’s representations and warranties set forth in the Credit Agreement are materially true, complete and accurate in all material respects as of the date hereof.
     4. NO DEFAULTS. Borrower hereby affirms to Bank that no Event of Default has occurred and is continuing as of the date hereof.
     5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the receipt by Bank of an executed copy of this Amendment.
     6. COSTS AND EXPENSES. Borrower shall pay to Bank all of Bank’s out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of its counsel, which may include search fees, filing and recording fees, and documentation fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.
     7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Credit Agreement, as amended and supplemented hereby, shall remain in full force and effect.
     8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon (a) the payment of any amounts due and payable pursuant to Section 6, (b) execution by Borrower and delivery to Bank of a counterpart of this Amendment, and (c) execution by Bank of a counterpart of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

COMERICA BANK

By:	/s/ Kenneth W. LeDoit

Title:	FVP-TLS Division

BROCADE COMMUNICATIONS SYSTEMS, INC.

By:	/s/ Richard Deranleau

Title:	VP Finance & Treasurer

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